                                                                   EXHIBIT 10.52


================================================================================

                      AMENDED AND RESTATED CREDIT AGREEMENT


                            DATED AS OF APRIL 1, 1999

                                      AMONG

                            EPS SOLUTIONS CORPORATION

                                       AND

                    ENTERPRISE PROFIT SOLUTIONS CORPORATION,


                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,


                            AS ADMINISTRATIVE AGENT,

                                       AND

                            THE LENDERS PARTY HERETO

             -------------------------------------------------------

                     NATIONSBANC MONTGOMERY SECURITIES LLC,

                               SOLE LEAD ARRANGER
                              AND SOLE BOOK MANAGER


================================================================================

                      AMENDED AND RESTATED CREDIT AGREEMENT

               This Amended and Restated Credit Agreement (this "Agreement") is entered into as of April 1, 1999 among ENTERPRISE PROFIT SOLUTIONS CORPORATION, a Delaware corporation (the "Company"), EPS SOLUTIONS CORPORATION (f/k/a ProfitSource Corporation), a Delaware corporation, certain other affiliates of the Company, the several lending institutions from time to time party to this Agreement (each a "Lender" and, collectively, the "Lenders"), and Bank of America National Trust and Savings Association, as administrative agent for the Lenders (in such capacity, the "Agent").

               WHEREAS, the Loan Parties, the Lenders party thereto and the Agent entered into a Credit Agreement dated as of December 7, 1998, which agreement was amended by the First Amendment to Credit Agreement and Waiver dated as of March 17, 1999 (as in effect as of the date of this Agreement, the "Credit Agreement"); and

               WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below, subject to the terms and conditions of this Agreement;

               NOW, THEREFORE, the parties hereto agree as follows:

1. Definitions; References; Interpretation.

               (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof and in the Consent and Agreement of Guarantors attached hereto) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

               (b) Each reference to "this Agreement", "hereof", "hereunder", "herein" and "hereby" and each other similar reference and contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date ( as defined in Section 2) refer to the Credit Agreement as amended and restated hereby.

               (c) The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof, the Credit Agreement is amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 4 (the "Effective Date"):

               (a) Amendments to Article I of the Credit Agreement.

                      (1) The definition of "Lead Manager" defined in the Credit Agreement


                                       1.

shall include from and after the Effective Date NationsBanc Montgomery Securities LLC in its capacity as Sole Lead Arranger and Sole Book Manager in connection with the Credit Agreement (as amended and restated by this Agreement).

                      (2) The term "Notes" defined in the Credit Agreement shall include from and after the Effective Date the Notes delivered under this Agreement.

               (b) Amendment to Subsection 2.01(a) of the Credit Agreement. An additional Borrowing of Term Loans under subsection 2.01(a) of the Credit Agreement shall be permitted in a single drawdown on the Effective Date up to the aggregate amount of the unused Term Commitments then in effect (after giving effect to the increase in the aggregate Term Commitments contemplated in this Agreement). After the Effective Date, the Term Commitment of each Lender then remaining unused shall immediately terminate without any further act of the Agent, the Company or any of the Lenders.

               (c) Amendment to Schedule 2.01 of the Credit Agreement. Schedule
2.01 of the Credit Agreement is replaced in its entirety by Schedule 2.01 attached to this Agreement.

               (d) Amendment to Schedule 10.02 of the Credit Agreement. Schedule
10.02 of the Credit Agreement is replaced in its entirety by Schedule 10.02 of this Agreement.

3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows:

               (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

               (b) The execution, delivery and performance by such Loan Party of this Agreement and the Credit Agreement (as amended and restated by this Agreement) have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

               (c) This Agreement, each Note delivered hereunder and the Credit Agreement (as amended and restated by this Agreement) constitute the legal, valid and binding obligations of such Loan Party (to the extent it is a party thereto), enforceable against it in accordance with their respective terms.

               (d) All representations and warranties of such Loan Party contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent fiscal month, quarter and year for which financial statements have then been delivered in respect of the representation and warranty made in subsection 5.11(a) of the Credit Agreement


                                       2.

and to take into account any amendments to the Schedules to the Credit Agreement and other disclosures made in writing by Holdings and the Company to the Agent and the Lenders after the Closing Date and approved by the Agent and the Majority Lenders).

               (e) There has occurred since September 30, 1998, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

               (f) Each Loan Party is entering into this Agreement on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other Person.

               (g) The Loan Parties' obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4. Conditions of Effectiveness.

               (a) The effectiveness of Section 2 of this Agreement shall be subject to the satisfaction of each of the following conditions precedent:

                      (1) The Agent shall have received from each Loan Party and each of the Lenders (i) a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Agreement; and (ii) if requested by any Lender, Notes (or replacement Notes) substantially in the forms of Exhibit F-1 and Exhibit F-1 to the Credit Agreement.

                      (2) The Agent shall have received the consent of each Guarantor in its capacity as such to the execution and delivery hereof by the Company.

                      (3) The Agent shall have received evidence of payment by the Company of all fees, costs and expenses due and payable as of the Effective Date hereunder and under the Credit Agreement, including any fees arising under or referenced in Section 5 of this Agreement and the Agent's Attorney Costs, to the extent invoiced on or prior to the Effective Date.

                      (4) The Agent shall have received from the Company a copy of the resolutions passed by the board of directors of the Company, certified as of the Effective Date by the Secretary or an Assistant Secretary of such Person, authorizing the execution, delivery and performance of this Agreement, the Notes to be delivered hereunder and the Credit Agreement (as amended and restated by this Agreement).

                      (5) The Agent shall have received an opinion of Gibson Dunn & Crutcher, special counsel to the Company, addressed to the Agent and the Lenders, dated the Effective Date, substantially in the form of Exhibit A hereto.

                      (6) The Agent shall have received all other documents it or any Lender may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Agent and each Lender.


                                       3.

                      (7) The representations and warranties in Section 3 of this Agreement shall be true and correct on and as of the Effective Date with the same effect as if made on and as of the Effective Date.

               For purposes of determining compliance with the conditions specified in this Section 4(a), each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter (including any and all items referenced in subsections 4(a)(1) and (2) and 4(a)(4) through (7)) either sent, or made available for inspection, by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

               (b) From and after the Effective Date, the Credit Agreement is amended as set forth herein and is restated in its entirety to read as set forth in the Credit Agreement with the amendments specified herein and all outstanding Notes under the Credit Agreement shall be superseded and replaced by the Notes delivered under this Agreement. All such previously outstanding Notes will be deemed cancelled upon the occurrence of the Effective Date. The Credit Agreement (as amended and restated by this Agreement) is hereby ratified and confirmed in all respects.

               (c) The Agent will notify the Company and the Lenders of the occurrence of the Effective Date.

5. Fees. The Company shall pay to the Agent the fees set forth in that certain letter agreement dated as of March 26, 1999, by and between the Company and the Agent. Such fees shall be due and payable by the Company on the date set forth in such letter agreement.

6. Certain Transitional Matters. On the Effective Date, the amount of Revolving Loans and Term Loans then outstanding and held by each Lender shall be adjusted to reflect the changes in the Lenders' Pro Rata Shares of the Revolving Loans and Term Loans, subject to Section 3.04 of the Credit Agreement. Each Lender having Revolving Loans and Term Loans then outstanding and whose Pro Rata Share in respect of Revolving Loans and Term Loans has been decreased on the Effective Date as a result of the increase in the aggregate Revolving Commitments and aggregate Term Commitments contemplated hereby shall be deemed to have assigned on the Effective Date, without recourse, to each Lender increasing its Revolving Commitment and Term Commitment on the Effective Date such portion of such Revolving Loans and Term Loans as shall be necessary to effectuate such adjustment. Each such Lender increasing its Revolving Commitment and Term Commitment on the Effective Date shall (i) be deemed to have assumed such portion of such Revolving Loans and Term Loans and (ii) fund on the Effective Date such assumed amounts to the Agent for the account of the assigning Lender in accordance with the provisions hereof in the amount notified to such increasing Lender by the Agent. All amounts funded on the Effective Date by any Lender in respect of its Term Commitment shall constitute "Term Loans" under and for all purposes of the Credit Agreement and the other Loan Documents. In connection with certain contemplated post-closing assignments of a portion of the Term Loans of Antares Capital Corporation to Pilgrim Prime Rate Trust, Sequils Pilgrim I, Ltd. and ML CLO XX Pilgrim American (Cayman) Ltd., the parties hereto agree to a one-time


                                       4.

waiver of Section 10.08 of the Credit Agreement insofar as it requires assignments thereunder to be in minimum increments of $5,000,000, in order to permit Antares Capital Corporation to assign a portion of its Term Loans to each of Pilgrim Prime Rate Trust, Sequils-Pilgrim I, Ltd. and ML CLO XX Pilgrim American (Cayman) Ltd. in increments of $3,000,000 each.

7. Miscellaneous.

               (a) Each Loan Party acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Agreement shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

               (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

               (c) This Agreement shall be governed by and construed in accordance with the law of the State of New York, provided that the Agent and the Lenders shall retain all rights arising under Federal law.

               (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or any Loan Party shall bind such Lender or such Loan Party, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

               (e) This Agreement contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Agreement supersedes all prior drafts and communications with respect hereto or thereto. This Agreement may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

               (f) If any term or provision of this Agreement shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Agreement, the Credit Agreement or the Loan Documents.

               (g) The Company agrees to pay or reimburse BofA (including in its capacity as Agent), upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, negotiation, execution and delivery of this Agreement.

                            [signature pages follow]


                                       5.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California by their proper and duly authorized officers as of the day and year first above written.

                                        ENTERPRISE PROFIT SOLUTIONS CORPORATION

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        THE SUBSIDIARIES LISTED ON ANNEX I

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, AS AGENT AND BANK

                                        By:
                                               ---------------------------------
                                               Kevin Leader, Vice President


                                        ANTARES CAPITAL CORPORATION

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        ARCHIMEDES FUNDING II, LTD.
                                        By: ING Capital Advisors LLC, as
                                            Collateral Manager

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                       6.

                                        COMERICA WEST INCORPORATED

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        GREEN TREE FINANCIAL SERVICING
                                        CORPORATION

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        HELLER FINANCIAL, INC.

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        ING (U.S.) CAPITAL LLC

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        THE ING CAPITAL SENIOR SECURED
                                        HIGH INCOME FUND, L.P.
                                        By: ING Capital Advisors LLC,
                                            as Investment Advisor


                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                       7.

                                        KEY CORPORATE CAPITAL, INC.

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        KEYPORT LIFE INSURANCE COMPANY

                                        By: STEIN ROE & FARMHAM INCORPORATED,
                                            as Agent for KEYPORT LIFE INSURANCE
                                            COMPANY

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                        (AS ASSIGNEE)
                                        By: Pilgrim Investments, Inc.
                                            as its Investment Manager

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        PILGRIM PRIME RATE TRUST
                                        By: Pilgrim Investments, Inc.
                                            as its Investment Manager

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                       8.

                                        SEQUILS - PILGRIM I, LTD. (AS ASSIGNEE)
                                        By: Pilgrim Investments, Inc.
                                            as its Investment Manager

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        SRF TRADING, INC.

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        STEIN ROE FLOATING RATE LIMITED
                                        LIABILITY COMPANY

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        TRANSAMERICA BUSINESS CREDIT CORPORATION

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                       9.

                                        EPS SOLUTIONS CORPORATION

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                      10.

                       CONSENT AND AGREEMENT OF GUARANTORS

                  Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing Amended and Restated Credit Agreement (the "Agreement") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Collateral Documents executed by the undersigned in the Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

GUARANTORS:

EPS SOLUTIONS CORPORATION,
as a Guarantor

By:
        --------------------------------
Title:
        --------------------------------


By:
        --------------------------------
Title:
        --------------------------------


THE SUBSIDIARIES LISTED ON ANNEX I,
as Guarantors

By:
        --------------------------------
Title:
        --------------------------------


                                      11.

                                  SCHEDULE 2.01

                         COMMITMENTS AND PRO RATA SHARES

                                                                                                    PRO RATA           PRO RATA
                                                                                                      SHARE              SHARE
                                                               TERM             REVOLVING             (TERM            (REVOLVING
LENDERS                                                     COMMITMENT          COMMITMENT          COMMITMENT)        COMMITMENT)
-------                                                   --------------      --------------       ------------       ------------
Antares Capital Corporation                               $16,871,428.57      $11,128,571.43       14.838095240%      14.838095240%
Archimedes Funding II, Ltd.                               $ 5,000,000.00      $         0.00        7.142857143%       0.000000000%
Bank of America National Trust and Savings Association    $ 9,321,428.57      $13,178,571.43       13.316326529%      17.571428573%
Comerica West Incorporated                                $ 3,107,142.86      $ 4,392,857.14        4.438775514%       5.857142853%
Green Tree Financial Servicing Corporation                $         0.00      $13,500,000.00        0.000000000%      18.000000000%
Heller Financial, Inc.                                    $ 5,592,857.15      $ 7,907,142.85        7.989795929%      10.542857133%
ING (U.S.) Capital LLC                                    $ 9,321,428.57      $13,178,571.43       13.316326529%      17.571428573%
Key Corporate Capital Inc.                                $ 4,142,857.14      $ 5,857,142.86        5.918367343%       7.809523813%
Keyport Life Insurance Company                            $ 4,000,000.00      $         0.00        5.714285714%       0.000000000%
SFR Trading, Inc.                                         $ 5,000,000.00      $         0.00        7.142857143%       0.000000000%
Stein Roe Floating Rate Limited Liability Company         $ 1,000,000.00      $         0.00        1.428571429%       0.000000000%
The ING Capital Senior Secured High Income Fund, L.P.     $ 2,500,000.00      $         0.00        3.571428571%       0.000000000%
Transamerica Business Credit Corporation                  $ 4,142,857.14      $ 5,857,142.86        5.918367343%       7.809523813%
                                                          --------------      --------------        -----------        -----------
TOTAL                                                     $   70,000,000      $   75,000,000      100.000000000%     100.000000000%
                                                          ==============      ==============      =============      =============

                                     Annex I


Bay Group International, Inc.

Hindert & Associates, Inc.

Hindert Agency, Inc.

Benefit Designs, Inc.

Benefit Designs International, Inc.

Benefit Funding Services Group, LLC

Benefit Funding Services, LLC

Better Communications, Inc.

TSL Services, Inc.

D'Accord Holdings Inc.

D'Accord Group, Inc.

D'Accord Incorporated

D'Accord Financial Services, Inc.

D'Accord International Services, Inc.

D'Accord Asset Management, Inc.

Dimension Funding, Inc.

Disbursement Recovery Services, L.L.C.

D.L.D. Insurance Brokers, Inc.

FFR Holding Co., Inc.

First Financial Resources Management Co. Inc.

First Financial Resources, Inc.

FFP Insurance Services, Inc. (Nevada)

FFP Insurance Services, Inc. (California)

Holden Corporation

Lease Audit & Analysis Services, Inc.

National Benefits Consultants, L.L.C.

National Healthcare Recovery Services, L.L.C.

National Recovery Services, LLC

National RevMax Consultants, LLC

The Oxxford Consulting Group, Inc.

Partners Consulting Services, Inc.

Pritchett Publishing Company

Sigma International, Inc.

The Dublin Group, Inc.

The Structured Settlements Company, Inc.

The Wadley-Donovan Group, Ltd.

Young, Clark & Associates, Inc.

Praxis Development LC

The Praxis Group, Inc.

The Praxis Institute, Inc.

                 FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER

               THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") dated as of March 17, 1999 is entered into among Enterprise Profit Solutions Corporation, a Delaware corporation (the "Company"), EPS Solutions Corporation (f/k/a ProfitSource Corporation), a Delaware corporation, certain other affiliates of the Company, the several financial institutions party to the Credit Agreement referred to below (collectively, the "Lenders"), Bank of America National Trust and Savings Association, as administrative agent for itself and the other Lenders, Antares Capital Corporation, as documentation agent, and ING (U.S.) Capital LLC, as managing agent.

                                    RECITALS

               A. The parties hereto have entered into a Credit Agreement dated as of December 7, 1998 (the "Credit Agreement"), pursuant to which the Lenders agreed to make available to the Company a term loan and revolving credit facility. The "Closing Date" under the Credit Agreement was December 14, 1998.

               B. The Company has requested that the Credit Agreement be amended to (i) increase the Revolving Commitments of Bank of America National Trust and Savings Association ("BofA") and Antares Capital Corporation ("Antares") by $5,000,000 each and (ii) amend part B of Schedule 1.01 to the Credit Agreement to modify the list of Persons (or assets of such Persons) that may be acquired pursuant to a Secondary Acquisition, and the Lenders or the Majority Lenders, as required, are willing to so amend the Credit Agreement subject to the terms and conditions of this Amendment.

               C. The Company has requested that the Majority Lenders provide a further waiver of the requirement under Section 1.01 of the Credit Agreement that all Secondary Acquisitions be consummated not later than 60 days after the Closing Date and allow the Company until March 19, 1999 to consummate the Secondary Acquisitions, and the Majority Lenders are willing to so waive such requirement and grant such extension subject to the terms and conditions of this Amendment.

                                   AGREEMENTS

               NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

               1. Capitalized Terms. Capitalized terms used in this Amendment (including in the Recitals hereof and in the Consent and Agreement of Guarantors attached hereto) and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

               2. Amendments.

                      a. Subject to the terms and conditions set forth herein, the Lenders hereby agree to amend the Credit Agreement as follows: Schedule 2.01 (entitled "Commitments and Pro Rata Shares") is hereby amended and restated in its entirety in the form of Annex A attached hereto.

                      b. Subject to the terms and conditions set forth herein, the Majority Lenders hereby agree to amend the Credit Agreement as follows: Part B of Schedule 1.01 (entitled "Founding Companies") is hereby amended and restated in its entirety in the form of Annex B attached hereto.

               3. Waiver Subject to the terms and conditions set forth herein, the Majority Lenders hereby agree to waive compliance by the Company with
Section 1.01 of the Credit Agreement insofar as any Acquisition, which would otherwise be a Secondary Acquisition under Section 1.01 of the Credit Agreement, is not a Secondary Acquisition because such Acquisition is consummated later than 60 days after the Closing Date; provided, however, that any such Acquisition shall be a Secondary Acquisition only if such Acquisition is consummated not later than March 19, 1999.

               4. Fees. The Company shall pay to the Agent for the account of each of BofA and Antares the fees set forth in that certain letter agreement dated as of the date hereof by and between the Company and the Agent. Such fees shall be due and payable by the Company upon its execution of this Amendment.

               5. Certain Transitional Matters. On the Effective Date (as defined in Section 7 below), the amount of Revolving Loans then outstanding and held by each Lender shall be adjusted to reflect the changes in the Lenders' Pro Rata Shares of the Revolving Loans, subject to Section 3.04 of the Credit Agreement. Each Lender having Revolving Loans then outstanding and whose Pro Rata Share in respect of Revolving Loans has been decreased on the Effective Date as a result of the increase in the aggregate Revolving Commitments contemplated hereby shall be deemed to have assigned on the Effective Date, without recourse, to each Lender increasing its Revolving Commitment on the Effective Date such portion of such Revolving Loans as shall be necessary to effectuate such adjustment. Each such Lender increasing its Revolving Commitment on the Effective Date shall (i) be deemed to have assumed such portion of such Revolving Loans and (ii) fund on the Effective Date such assumed amounts to the Agent for the account of the assigning Lender in accordance with the provisions hereof in the amount notified to such increasing Lender by the Agent.

               6. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as of the date hereof and as of the Effective Date (as defined in Section 7 hereof) as follows:

                      a. No Default or Event of Default has occurred and is continuing.

                      b. The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

                      c. This Amendment and the Loan Documents constitute the legal, valid and binding obligations of each Loan Party, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

                      d. All representations and warranties of each Loan Party contained in the Loan Documents are true and correct.


                                       2.

                      e. Each Loan Party is entering into this Amendment on the basis of its own investigations and for its own reasons, without reliance upon the Agent, the Lenders or any other Person.

               7. Effective Date. The amendments and waiver set forth in Sections 2 and 3 above will become effective on the date on which all of the following conditions are and remain satisfied (such date, the "Effective Date"):

                      (i) the Agent shall have received from each Loan Party and the Lenders an executed counterpart of this Amendment;

                      (ii) the Agent shall have received the consent of each Guarantor in its capacity as such to the execution and delivery hereof;

                      (iii) the Agent shall have received (A) for the account of BofA and Antares payment of the fees required under Section 4 hereof and (B) for the account of the Agent and Antares all accrued and unpaid costs and expenses (including attorneys' fees) incurred by the Agent and Antares and reimbursable under Section 10.04 of the Credit Agreement;

                      (iv) the Agent shall have received a copy of the resolutions of the Company authorizing the transactions contemplated hereby, certified as of the Effective Date by the Secretary or Assistant Secretary of the Company;

                      (v) the Agent shall have received an opinion of Brian W. Copple, Esq., General Counsel of the Company, addressed to the Agent and the Lenders, dated the Effective Date, and otherwise in form and substance satisfactory the Agent and the Lenders;

                      (vi) the Secondary Acquisitions shall have been consummated on the Effective Date substantially concurrently with the effectiveness of the amendments and waiver contemplated hereby, and all requirements of the Credit Agreement pertaining thereto (including the provisions of Section 6.14) shall have been satisfied; and

                      (vii) the Agent shall have received replacement Notes in favor of BofA and Antares evidencing the increased Revolving Commitments of BofA and Antares.

               8. Reservation of Rights. Each Loan Party acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

               9. Miscellaneous.

                      a. Except as expressly amended or waived herein, all terms, covenants and provisions of the Loan Documents are and shall remain in full force and effect, without defense, offset or counterclaim.

                      b. This Amendment shall be binding upon and inure to the benefit of each Loan Party, the Agent and the Lenders and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.


                                       3.

                      c. This Amendment shall be governed by and construed in accordance with the law of the State of New York, provided that the Agent and the Lenders shall retain all rights arising under Federal law.

                      d. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Amendment (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of the Company, any other Loan Party or any Lender will have the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                      e. This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto or thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

                      f. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Documents.

                      g. The Company covenants to pay or reimburse the Agent and the Lenders, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                              [Signatures follow.]


                                       4.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first written above.

                                        EPS SOLUTIONS CORPORATION

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        ENTERPRISE PROFIT SOLUTIONS CORPORATION

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        THE SUBSIDIARIES LISTED ON ANNEX I

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION,
                                        as Agent and as a Lender

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                       5.

                                        ANTARES CAPITAL CORPORATION,
                                        as Documentation Agent and a Lender

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        ING (U.S.) CAPITAL LLC,
                                        as Managing Agent and a Lender

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                       6.

                       CONSENT AND AGREEMENT OF GUARANTORS

                  Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing First Amendment to Credit Agreement and Waiver (the "Amendment") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Collateral Documents executed by the undersigned in the Agent's and the Lenders' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

GUARANTORS:

EPS SOLUTIONS CORPORATION,
as a Guarantor

By:
        --------------------------------
Title:
        --------------------------------


By:
        --------------------------------
Title:
        --------------------------------


THE SUBSIDIARIES LISTED ON ANNEX I,
as Guarantors

By:
        --------------------------------
Title:
        --------------------------------


                                       7.